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                                                              EXHIBIT B
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                                                              September 27, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Commissioners:

We have read the statements made by Mid-State Raceway, Inc. (copy attached), which we understand have been filed with the Commission, pursuant to Item 4 of Form 8-K, as part of Mid-State's Form 8-K report dated September 22, 2000. We agree with the statements concerning our firm in such Form 8-K.

                                                     Very truly yours,


                                                    /s/ URBACH KAHN & WERLIN LLP
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                                                     Urbach Kahn & Werlin LLP

Enclosure


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